Exhibit 99.2

nVent First Quarter 2018 Earnings Presentation

Forward Looking Statement CAUTION CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. All projections in this presentation are also forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the ability to satisfy the necessary conditions to consummate the planned separation of our Electrical business and the Water business of Pentair plc into two independent, publicly-traded companies (the “Separation”) on a timely basis or at all; the ability to successfully separate our business and realize the anticipated benefits from the Separation; adverse effects on our business operations or financial results as a result of the announcement or consummation of the Separation; unanticipated transaction expenses, such as litigation or legal settlement expenses; changes in tax laws; the impact of the Separation on our employees, customers and suppliers; overall global economic and business conditions impacting our businesses; the ability of our business to operate independently following the Separation; the ability to achieve the benefits of our restructuring plans; the ability to successfully identify, finance, complete and integrate acquisitions; competition and pricing pressures in the markets we serve; the strength of housing and related markets; volatility in currency exchange rates and commodity prices; inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices; increased risks associated with operating foreign businesses; the ability to deliver backlog and win future project work; failure of markets to accept new product introductions and enhancements; the impact of changes in laws and regulations, including those that limit U.S. tax benefits; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the SEC, including our Registration Statement on Form 10. All forward-looking statements speak only as of the date of this presentation. nVent Electric plc assumes no obligation, and disclaims any obligation, to update the information contained in this presentation. The officer titles for individual speakers set forth in this presentation are the titles such persons are expected to have at nVent Electric plc after the completion of the Separation. Q1’18 Earnings Presentation 2

Key Definitions Except as Otherwise Noted, All References to nVent and All Amounts Included Herein Represent the Pentair Electrical Business Excluding the Pentair Water Business, Presented on an Adjusted Basis “Organic Sales” Refers to GAAP Revenue Excluding (1) the Impact of Currency Translation and (2) the Impact of Revenue from Acquired Businesses Recorded Prior to the First Anniversary of the Acquisition Less the Amount of Sales Attributable to Divested Product Lines Not Considered Discontinued Operations Segment Income Represents Operating Income Exclusive of Non-Cash Intangible Amortization, Certain Acquisition Related Expenses, Costs of Restructuring Activities, Impairments, and Other Unusual Non-Operating Items Return on Sales (“ROS”) Equals Segment Income Divided by Sales The 2018 Full Year and Q2 Outlook Included Herein Reflects the Anticipated Separation of nVent from Pentair on April 30, 2018 See Appendix for GAAP to Non-GAAP Reconciliations Q1’18 Earnings Presentation 3

Executive Summary Organic Sales Grew 3% Q1’18 ROS for the Electrical Segment was 19.7%* Enclosures Strong Growth and Sequential Margin Improvement Spin Day Expected to be April 30th Spin Update Pentair Board of Directors Approved Spin Financing in Place Outlook Remains the Same 2018 Outlook 2-4% Organic Sales Growth ROS Flat YOY, Including Growth Investment *Excludes corporate costs of ~12M; including corporate costs ROS was 17.4% Delivered on Our Commitments Q1’18 Earnings Presentation 4

Q1’18 nVent Performance Sales ($ in millions) $21 $539 $13 $3 $0 $502 ~7% YoY 2 pts 1 pts 0 pts 4 pts Q1’17 Volume Price Acq. FX Q1’18 Segment Income** ($ in millions) $17 $3 $89 $94 ($13) ($2) $15* $15* ~5% YoY ROS ROS 17.7% 2.9% (0.2%) (2.6%) (0.4%) 17.4% Growth/ Q1’17 Price/Acq. FX Inflation Prod. Q1’18 *Non-Cash Amortization **Includes Corporate Costs of ~$12M Financial Highlights (yoy) Organic sales up 3% Enclosures: Up 9% Thermal Management: Down 4% EFS: Up 1% Pro Forma Segment Income up 5%** Pro Forma ROS at 17.4% (19.7% Excluding Corporate Costs of ~$12M) Other Items Adjusted Tax Rate of 18% Pro Forma Net Int./Other Exp. of $7M Pro Forma Shares 181.5M Pro Forma Free Cash Flow $27M Q1’18 Earnings Presentation 5 nVent

Q1’18 Segment Performance Enclosures ($ in millions) Sales $254 $227 +12% Q1’17 Q1’18 Segment Income $40 $41 +1% ROS 17.8% ROS 16.0% Q1’17 Q1’18 Sequential ROS up ~100bp Broad Based Growth in Verticals and Geographies Thermal Management ($ in millions) Sales $148 $145 +2% Q1’17 Q1’18 Segment Income $34 $26 +29% ROS 17.9% ROS 22.7% Q1’17 Q1’18 Productivity Gains Continued MRO Strength Projects Lagging EFS ($ in millions) Sales $137 $130 +5% Q1’17 Q1’18 Segment Income $32 $32 Flat ROS 24.3% ROS 23.2% Q1’17 Q1’18 Slow Start to the Year Positive Price/Cost Strong Order Flow Solid Start to the Year Q1’18 Earnings Presentation 6 nVent

Separation Update February 13, 2018 Investor and Analyst Day Pentair Board of Directors Approved April 3, 2018 Form 10 Effective April 9, 2018 Board of Directors Announced Enterprise Separation Activities on Track nVent (NYSE: NVT) Expected to Begin Trading on May 1 Q1’18 Earnings Presentation 7 nVent

Q2’18 nVent Pro Forma Outlook Q2’18 Guidance Q2’17 Organic Sales +2% - 4% $513M Segment Income* +1% - 3% $106M ROS* 18% - 20% 20.6% EPS (reported) $0.33 - $0.36 EPS (adjusted) $0.41 - $0.44 Summary Continued Sales Strength Sequential ROS Improvement Actively Managing Price/Cost *Includes corporate costs Other Considerations Tax Rate: ~18% Pro Forma Net Interest/Other Expense: ~ 11M Pro Forma Shares: ~181M Executing on Our Plan Q1’18 Earnings Presentation 8 nVent

Full Year 2018 nVent Pro Forma Outlook

	Enclosures	Thermal Mgmt.	EFS	Total
Organic Sales	Up 3-5%	Up 0-2%	Up 2-4%	Up 2-4%
ROS	~Flat	+50-70bps	+30-50bps	~Flat
Corporate Expenses				~$45M
Int. Exp./Other				~$43M
Tax Rate				~18%
Reported EPS				$1.38 - $1.48
Adjusted EPS				$1.70 - $1.80
Shares				~181M






ERICO
RAIL SOLUTIONS

Key Considerations

- FX Sales Benefit of ~1%
- ROS Inclusive of Growth Investments
- Total D&A of ~$100M + ~$13M of Non-Cash Stock Compensation
- Strong Q1 Operating Performance and Lower Share Count Largely Offset Higher Int. Exp.
- Target Free Cash Flow at 100% of Adjusted Net Income

On Track to Deliver 2018

Q1'18 Earnings Presentation
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nVent

Summary We are a Leader in Connection and Protection ïƒ~We have industry leading positions in growing verticals ïƒ~We have attractive segments with differentiated growth opportunities ïƒ~We have a clear strategy and are focused on driving organic growth ïƒ~Our One nVent approach can accelerate performance ïƒ~We have consistent and strong free cash flow generation Building a High Performance Growth Company Q1’18 Earnings Presentation 10 nVent

Appendix GAAP to Non-GAAP Measurements & Reconciliations nVent

Reported to Adjusted 2018 Reconciliation nVent Electric plc Reconciliation of the GAAP year ended December 31, 2018 to the non-GAAP excluding the effect of 2018 adjustments (Unaudited) Actual Forecast First In millions, except per-share data Quarter Second Quarter Full Year Net sales $ 538.9 approx $ 540 approx $ 2,208 Operating income 65.6 approx 92 approx 356 % of net sales 12.2% approx 17% approx 16% Adjustments: Restructuring and other 2.8 approx —approx 3 Intangible amortization 15.4 approx 15 approx 61 Separation costs 9.7 approx —approx 10 Segment income 93.5 approx 107 approx 430 Return on sales 17.4% approx 20% approx 20% Net income—as reported approx 65 approx 260 Interest expense adjustment—pro forma approx 2 approx (4) Adjustments to operating income approx 15 approx 74 Income tax adjustments approx (3) approx (13) Net income—pro forma adjusted approx $ 79 approx $ 317 Diluted earnings per ordinary share—pro forma adjusted Diluted weighted average ordinary shares outstanding—pro forma approx 181 approx 181 Diluted earnings per ordinary share—pro forma approx $0.33-$0.36 approx $1.38-$1.48 Adjustments 0.08 0.32 Diluted earnings per ordinary share—pro forma adjusted approx $0.41-$0.44 approx $1.70-$1.80 Q1’18 Earnings Presentation 12 nVent

Reported to Adjusted 2017 Reconciliation nVent Electric plcReconciliation of the GAAP year ended December 31, 2017 to the non-GAAP excluding the effect of 2017 adjustments (Unaudited)First Second Third Fourth In millions Quarter Quarter Quarter Quarter Full YearNet sales $ 502.2 $ 513.2 $ 540.6 $ 541.9 $ 2,097.9 Operating income 67.6 89.6 95.9 63.0 316.1 % of net sales 13.5% 17.5% 17.7% 11.6% 15.1% Adjustments: Restructuring and other 9.3 3.7 13.0 Intangible amortization 15.3 15.3 15.4 15.4 61.4 Trade name impairment 16.4 16.4 Separation costs 2.2 4.7 9.2 16.1 Corporate allocations (3.5) (5.0) (2.1) (2.9) (13.5) Segment income 88.7 105.8 113.9 101.1 409.5 Return on sales 17.7% 20.6% 21.1% 18.7% 19.5%Q1’18 Earnings Presentation 13 nVent

Reported to Adjusted 2016 Reconciliation nVent Electric plcReconciliation of the GAAP year ended December 31, 2016 to the non-GAAP excluding the effect of 2016 adjustments (Unaudited)First Second Third Fourth In millions Quarter Quarter Quarter Quarter Full YearNet sales $ 524.5 $ 540.7 $ 543.1 $ 507.7 $ 2,116.0 Operating income 85.6 86.2 91.6 69.4 332.8 % of net sales 16.3% 15.9% 16.9% 13.7% 15.7% Adjustments: Restructuring and other 0.2 3.7 7.1 1.3 12.3 Intangible amortization 15.2 15.2 15.2 15.2 60.8 Trade name impairment 13.3 13.3 Corporate allocations (3.0) (3.0) (3.1) (3.1) (12.2) Segment income 98.0 102.1 110.8 96.1 407.0 Return on sales 18.7% 18.9% 20.4% 18.9% 19.2%Q1’18 Earnings Presentation 14 nVent

2017 Segment Sales and Income by Quarter nVent Electric plcSupplemental Financial Information by Reportable Segment (Unaudited)2017First Second Third Fourth In millions Quarter Quarter Quarter Quarter Full Year Net salesEnclosures $ 226.5 $ 234.1 $ 241.7 $ 232.6 $ 934.9 Thermal Management 145.4 139.9 159.1 177.8 622.2 Electrical & Fastening Solutions 130.3 139.2 139.8 131.5 540.8 Combined $ 502.2 $ 513.2 $ 540.6 $ 541.9 $ 2,097.9Segment income (loss)Enclosures $ 40.3 $ 45.6 $ 44.1 $ 34.6 $ 164.6 Thermal Management 26.0 27.6 43.3 50.4 147.3 Electrical & Fastening Solutions 31.7 41.3 35.2 32.5 140.7 Other (9.3) (8.7) (8.7) (16.4) (43.1) Combined $ 88.7 $ 105.8 $ 113.9 $ 101.1 $ 409.5Return on salesEnclosures 17.8% 19.5% 18.2% 14.9% 17.6% Thermal Management 17.9% 19.7% 27.2% 28.3% 23.7% Electrical & Fastening Solutions 24.3% 29.7% 25.2% 24.7% 26.0% Combined 17.7% 20.6% 21.1% 18.7% 19.5%Q1’18 Earnings Presentation 15 nVent

2016 Segment Sales and Income by Quarter nVent Electric plcSupplemental Financial Information by Reportable Segment (Unaudited)2016First Second Third Fourth In millions Quarter Quarter Quarter Quarter Full Year Net salesEnclosures $ 225.4 $ 238.3 $ 235.1 $ 212.4 $ 911.2 Thermal Management 179.4 161.8 174.0 177.0 692.2 Electrical & Fastening Solutions 119.7 140.6 134.0 118.3 512.6 Combined $ 524.5 $ 540.7 $ 543.1 $ 507.7 $ 2,116.0Segment income (loss)Enclosures $ 42.8 $ 51.6 $ 52.9 $ 37.1 $ 184.4 Thermal Management 35.7 20.0 31.1 36.7 123.5 Electrical & Fastening Solutions 34.0 41.6 38.5 30.8 144.9 Other (14.5) (11.1) (11.7) (8.5) (45.8) Combined $ 98.0 $ 102.1 $ 110.8 $ 96.1 $ 407.0Return on salesEnclosures 19.0% 21.7% 22.5% 17.5% 20.2% Thermal Management 19.9% 12.4% 17.9% 20.7% 17.8% Electrical & Fastening Solutions 28.4% 29.6% 28.7% 26.0% 28.3% Combined 18.7% 18.9% 20.4% 18.9% 19.2%Q1’18 Earnings Presentation 16 nVent

Q1 and FY 2018 Organic Sales Growth Reconciliation nVent Electric plcReconciliation of Net Sales Growth to Organic Net Sales Growth by Segment for the quarter ended March 31, 2018 (Unaudited)Q1 Net Sales GrowthOrganic Currency Acq./Div. Total nVent 3.1% 4.2% % 7.3% Enclosures 8.9% 3.3% % 12.2% Thermal Management (4.2%) 5.9% % 1.7% Electrical & Fastening Solutions 1.3% 3.6% 0.2% 5.1%nVent Electric plcReconciliation of Net Sales Growth to Organic Net Sales Growth by Segment for the Quarter Ending June 30, 2018 and the Year ending December 31, 2018 (Unaudited)ForecastQ2 Net Sales Growth Full Year Net Sales GrowthOrganic Currency Acq./Div. Total Organic Currency Acq./Div. Total nVent approx 2 4% 1% % 3 5% approx 2 4% 1% % 3 5% Enclosures approx 3 5% 1% % 4 6% Thermal Management approx 0 2% 1% % 1 3% Electrical & Fastening Solutions approx 2 4% 1% % 3 5%Q1’18 Earnings Presentation 17 nVent

Free Cash Flow Reconciliation nVent Electric plcReconciliation of the GAAP operating activities cash flow to the non-GAAP free cash flow (Unaudited)Three months endedIn millions March 31, 2018 March 31, 2017 Free cash flowNet cash provided by (used for) operating activities as reported $ 36.1 $ 87.1 Interest expense pro forma 6.2 15.9 Net cash provided by (used for) operating activities pro forma 29.9 71.2 Capital expenditures (5.4) (11.3) Proceeds from sale of property and equipment 2.3 -Free cash flow pro forma $ 26.8 $ 59.9Q1’18 Earnings Presentation 18 nVent